SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported: April 27, 1995


                         NUVISION, INC.
     (Exact name of registrant as specified in its charter)


        Michigan                     0-13698                  38-1412890
(State or other jurisdiction of   (Commission File         (IRS Employer
 incorporation or organization)       Number)              Identification No.)

              2284 South Ballenger, Flint, MI 48501
            (Address of principal executive offices)


Registrant's telephone number, including area code: (810) 767-0900

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

     On April 27, 1995, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with American Vision Centers, Inc. ("AVC") and its wholly-owned subsidiary, NI Acquiring Corp. ("Purchaser"), which provides for the merger of the Purchaser with and into the Registrant and the conver-sion of all of the outstanding shares of common stock of the Registrant, par value $0.50 per share (the "Shares"), into the right to receive cash in the amount of $7.60 per share. The Merger Agreement also provides for the Purchaser to commence a tender offer (the "Offer") for any and all Shares at a price of $7.60 per share, net to the seller. The Offer was commenced on May 4, 1995, and is scheduled to expire at midnight on Thursday, June 1, 1995, unless extended by the Purchaser. The Offer is subject to the satis-faction of the condition that there will be validly tendered prior to the expiration date and not withdrawn a number of Shares which, together with the Shares owned by the Purchaser or AVC, represents at least 90% of the Shares outstanding on a fully diluted basis, and to certain other conditions. A copy of the Merger Agreement is filed as an Exhibit to this Current Report.

      In addition, on April 27, 1995, Dr. Eli Shapiro and his wife entered into a separate agreement with AVC and the Purchaser (the "Shareholder Agreement") pursuant to which, among other things, they each agreed to tender in the Offer all of the 1,137,785 Shares of which they are collectively the beneficial owners.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.   NONE.

     (b)  Pro Forma Financial Information.  NOT APPLICABLE.

     (c)  Exhibits:

         Ex. No.     Description

            2         Agreement and Plan of Merger, dated as of April 27,
                        1995, by and among Registrant, American Vision Centers, Inc. and NI Acquiring Corp. (previously filed as
                        Exhibit 1 to the Registrant's Schedule 14D-9 filed with the Commission on May 4, 1995, and incorporated herein by reference).



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NuVISION, INC.
                               (Registrant)


Dated:  May 10, 1995          By: /S/ JONATHAN E. RAVEN
                                  Jonathan E. Raven
                                  President
                                  (Principal Executive and Duly
                                   Authorized Officer)



                          EXHIBIT INDEX


     Ex. No.         Description

       2             Agreement and Plan of Merger, dated as of April 27,
                       1995, by and among Registrant, American Vision Centers, Inc. and NI Acquiring Corp. (previously filed as
                       Exhibit 1 to the Registrant's Schedule 14D-9 filed with the Commission on May 4, 1995, and incorporated herein by reference).